UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2026

NEXALIN TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41507	27-5566468
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1776 Yorktown Street, Suite 550, Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (832) 260-0222

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	NXL	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On September 28, 2026, Nexalin Technology, Inc. (the “Company”) entered into a Distribution Agreement, effective as of September 22, 2026 (the “Agreement”), with the Original Distributors (as defined in the Agreement), acting as founders of, and on behalf of, INOVANEXA MEDICAL TECHNOLOGIES S.A., a Brazilian corporation in formation (the “Distributor”). Under the Agreement, the Company appointed the Distributor as the Company’s exclusive distributor for the importation, distribution, commercialization, promotion and sale of the Company’s Nexalin Sync™ non-invasive neurostimulation device, together with related accessories and disposables (the “Products”), in Brazil, Argentina, Chile, Uruguay, Paraguay, Ecuador and Venezuela (the “Territory”). The Agreement has an initial term of ten years and, subject to compliance with the Agreement, including the performance requirements described below, renews automatically for successive ten-year terms. The Company retains sole and exclusive ownership of all intellectual property relating to the Products, and all encrypted circuit boards required for the Products to function will be supplied exclusively by the Company. The Distributor is authorized to operate under the trade name “Nexalin LATAM” and bears the costs of importation, regulatory compliance, marketing and local manufacturing in the Territory.

The Agreement establishes an initial 100-device commercialization program with tiered per-device pricing. The Distributor is required to place, immediately following signature of the Agreement, an initial binding purchase order for five Nexalin Sync devices, which are expected to be deployed in a clinical pilot program in Brazil targeted to launch within 90 days, and to place an order for an additional five devices within twelve months of the pilot program; the Distributor is not otherwise obligated to purchase additional Products, subject to the performance requirements described below. The Agreement also provides a mechanism for the parties to agree on alternative commercial structures for larger strategic transactions with governmental and private-sector customers, including equal sharing of the gross profit on qualifying private-sector transactions involving devices manufactured or assembled in Brazil during the initial program.

To maintain exclusivity, the Distributor must generate minimum aggregate revenues to the Company within the first 30 months following the launch of the pilot program and minimum annual revenues thereafter, in each case as set forth in the Agreement. If the performance requirements are not met, the Company may revoke the Distributor’s exclusivity and, in specified circumstances, terminate the Agreement. The Agreement contemplates a transition period of up to 30 months during which the existing Brazilian regulatory holder will continue to hold the ANVISA regulatory approvals required to import and sell the Products in Brazil; the transfer of regulatory approvals to the Distributor is conditioned on performance under the Agreement, after which the Distributor will be responsible for obtaining and maintaining regulatory approvals in the Territory. Upon the purchase of the first 30 devices, the Distributor is required to establish a local manufacturing facility in Brazil at its sole cost and expense, operating under the Company’s technical supervision, pursuant to a separate Licensing and Manufacturing Agreement to be negotiated between the parties; the Company will be entitled to fixed per-device compensation for each locally manufactured device placed into the marketplace and a per-unit royalty on locally manufactured disposables.

The Agreement contains customary provisions regarding purchase orders, payment, delivery, warranties, product liability, confidentiality, anti-corruption compliance and force majeure, and customary termination rights, including for uncured payment defaults, uncured material breach, insolvency events and changes of control.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 1.01.

Item 7.01	Regulation FD Disclosure.

On October 1, 2026, the Company issued a press release announcing the Company’s entry into the Agreement. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in this Item 7.01, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K, including Exhibit 99.1 furnished herewith, contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act, including statements regarding the anticipated benefits and performance of the Agreement, the placement and fulfillment of purchase orders, the timing of the clinical pilot program, the establishment of local manufacturing in Brazil, the Distributor’s ability to satisfy the performance requirements, and the transfer, maintenance or receipt of regulatory approvals in the Territory. These statements are subject to significant risks and uncertainties, many of which are beyond the Company’s control, that could cause actual results to differ materially, including the risks described under “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 and in its subsequent filings with the Securities and Exchange Commission. Forward-looking statements speak only as of the date of this Current Report, and the Company undertakes no obligation to update them, except as required by law.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description
10.1#†	Distribution Agreement, effective as of September 22, 2026, by and among Nexalin Technology, Inc. and the Original Distributors acting on behalf of INOVANEXA MEDICAL TECHNOLOGIES S.A. (in formation).
99.1	Press Release, dated October 1, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

#	Certain of the schedules and attachments to this exhibit have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Registrant hereby undertakes to provide further information regarding such omitted materials to the SEC upon request.
†	Certain identified information has been omitted pursuant to Item 601(b)(10) of Regulation S-K because such information is both (i) not material and (ii) of the type that the Registrant customarily and actually treats as private or confidential. The Registrant hereby undertakes to furnish supplemental copies of the unredacted exhibit upon request by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 1, 2026	NEXALIN TECHNOLOGY, INC.

/s/ Mark White
Mark White
Chief Executive Officer

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